UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


     Date of report (Date of earliest event reported)      December 5, 2006
                                                      --------------------------

                          FIRST AVIATION SERVICES INC.
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             (Exact Name of Registrant as Specified in Its Charter)

                                    DELAWARE
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                 (State or Other Jurisdiction of Incorporation)

         0-21995                                          06-1419064
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(Commission File Number)                       (IRS Employer Identification No.)

         15 RIVERSIDE AVENUE
         WESTPORT, CONNECTICUT                                      06880-4214
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(Address of Principal Executive Offices)                            (Zip Code)

                                 (203) 291-3300
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              (Registrant's Telephone Number, Including Area Code)

                                 NOT APPLICABLE
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          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 5.02.        DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF
                  DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

Paul Fanelli
------------

         On December 5, 2006, Paul Fanelli, the President and Chief Executive Officer of Aerospace Products International, Inc. ("API"), a wholly-owned subsidiary of First Aviation Services Inc. (the "Company"), notified the Company that he was resigning from API, to be effective within 30 days of such notice.

         Aaron Hollander, Chairman and Chief Executive Officer of the Company, will assume Mr. Fanelli's responsibilities on an interim basis, effective immediately. The Company expects to conduct a search to identify potential candidates to assume all or part of Mr. Fanelli's responsibilities on a permanent basis.

















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






                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                 FIRST AVIATION SERVICES INC.


                                                 By:  /s/ Aaron P. Hollander
                                                     ---------------------------
                                                     Name:  Aaron P. Hollander
                                                     Title: Chairman and Chief
                                                            Executive Officer




Date:  December 11, 2006







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